Events Subsequent to the Reporting Period	12 Months Ended
Dec. 31, 2025
Events Subsequent to the Reporting Period [Abstract]
EVENTS SUBSEQUENT TO THE REPORTING PERIOD

Note 26: - Events Subsequent to the Reporting Period

On March 10, 2026, the Company announced that its Board of Directors has declared a cash dividend of $0.25 (approximately NIS 0.77) per share on the Company’s common stock (totaling approximately $14,400 thousands). The cash dividend will be payable on April 6, 2026, to shareholders of record at the close of business on March 23, 2026. The dividend payment is made in accordance with the Company’s dividend policy adopted by the Board of Directors, pursuant to which the Company intends to distribute to its shareholders an annual dividend of at least 50% of its annual net profit, subject to the Board of Directors’ discretion at the time of any such distribution and satisfaction of the applicable dividend distribution tests under the Israeli Companies Law at the time of distribution.